SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
May 2, 2002
(Date of earliest event reported)

Commission File number 34-0-22164

RFS HOTEL INVESTORS, INC.
(exact name of registrant as specified in its charter)

Tennessee (State or other incorporation)	62-1534743 (I.R.S. Employer Identification Number)

850 Ridge Lake Boulevard, Suite 300,
Memphis, TN 38120
(901) 767-7005
(Address of principal executive offices
including zip code and telephone number)

Item 9. Regulation FD Disclosure
SIGNATURE
PRESS RELEASE

Item 9. Regulation FD Disclosure

On May 2, 2002, RFS Hotel Investors, Inc. issued a press release announcing its operating results for the first quarter ended March 31, 2002 were consistent with analysts’ expectations and declared its dividend. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of May 2, 2002	RFS HOTEL INVESTORS, INC.

/s/ Dennis M. Craven

	By: Its:	Dennis M. Craven Vice President & Chief Accounting Officer